SEI TAX EXEMPT TRUST

Intermediate-Term Municipal Fund
Short Duration Municipal Fund
California Municipal Bond Fund
Massachusetts Municipal Bond Fund
New Jersey Municipal Bond Fund
New York Municipal Bond Fund
Pennsylvania Municipal Bond Fund
Institutional Tax Free Fund
Tax Free Fund
Massachusetts Tax Free Money Market Fund
Tax-Advantaged Income Fund

Supplement Dated October 26, 2007
to the Statement of Additional Information ("SAI") Dated December 31, 2006

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

In the section entitled "STATE SPECIFIC DISCLOSURE," the last paragraph under the sub-section "Special Considerations Relating to California Municipal Securities" is hereby deleted.

In addition, the following sub-section is hereby added at the end of the section entitled "STATE SPECIFIC DISCLOSURE":

General Considerations Relating to State Specific Municipal Securities

With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

In addition, in January 2006 the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state's exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the present term of the United States Supreme Court, which commenced on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by a Fund to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of the Fund's shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-476 (10/07)